NOTE
                                      ----


$300,000.00                                                   September 15, 2004
                                                                Sunrise, Florida


         FOR VALUE RECEIVED, the undersigned promises to pay TRANSCAPITAL BANK, a Florida banking corporation, on order, the principal sum of THREE HUNDRED THOUSAND AND NO/XX ($300,000.00) DOLLARS, with interest on the unpaid principal balance from the date of this Note, until paid, at the rate of EIGHT (8.0%) percent per annum.

         The Principal and interest shall be payable at 2100 E. Hallandale Beach Boulevard, Hallandale, Florida 33009, of such other place as the holder hereof may designate in writing, and shall be payable as follows:

         Interest only on the outstanding Principal balance shall be due and payable monthly, with the first such payment commencing on the 15th day of October, 2004 and continuing monthly thereafter until the day of 15th day of September, 2007, at which time the entire Principal balance plus accrued interest, if any, shall be due and payable in full.

         If any installment under this Note is not paid when due (after applicable grace periods), the entire principal amount outstanding hereunder and accrued interest thereon shall at once become due and payable at the option of the holder hereof. Failure to exercise such option shall not constitute a waiver of the right to exercise such option of the undersigned if in default hereunder. In the event of any default in the payment of this Note and if suit is brought hereon, the holder hereof shall be entitled to collect in such proceedings all reasonable costs and expenses of suit, including but not limited to reasonable attorneys' fees.

         AFTER ACCELERATION AND/OR MATURITY, INTEREST SHALL ACCRUE ON THE OUTSTANDING PRINCIPAL BALANCE AT THE HIGHEST LAWFUL RATE OF INTEREST ALLOWED.

         The undersigned shall pay to the holder hereof a late charge of five (5%) percent of any monthly installment not received by the holder hereof within fifteen (15) days after the installment is due.

         Presentment, notice of dishonor and protest are waived by all makers, sureties, guarantors and endorsers hereof. This Note shall be the joint and several obligations of all makers, sureties, guarantors and endorsers, and shall be binding upon them and their heirs, personal representatives, successors and assigns.

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         This Note may be prepaid, in whole or in part, at any time without penalty.

         The indebtedness evidenced by this Note is secured by a Mortgage, dated of even date herewith, and reference is made thereof for rights as to acceleration of the indebtedness evidenced by this Note.

                                        CAPITOL DEVELOPMENT, INC.,
                                          a Nevada Corporation


                                        By: /s/ ASHLEY BLOOM
                                            -------------------------------
                                            ASHLEY BLOOM, President

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

PREPARED BY AND TO
BE RETURNED TO:
 LEONARD E. ZEDECK, ESQUIRE
 13790 N.W. 4TH STREET, SUITE 113
 SUNRISE, FL 33325

                        MORTGAGE AND SECURITY AGREEMENT
                        -------------------------------

         THIS MORTGAGE INDENTURE, executed this 15th day of September, 2004, by and between CAPITOL DEVELOPMENT, INC., a Nevada Corporation, hereinafter called the "Mortgagor", which term as used in every instance shall include the Mortgagor's heirs, executors, administrators, successors, legal representatives and assigns, either voluntary by act of the parties or involuntary by operation of law and shall denote the singular and/or plural, the masculine and/or feminine and natural and/or artificial persons, whenever and wherever the context so requires or admits, and TRANSCAPITAL, BANK, a Florida banking corporation hereinafter called the "Mortgagee", which term as used in every instance shall include the Mortgagee's successors, legal representatives and assigns, including all subsequent assignees, either voluntary or by act of the parties or involuntary by operation of law.

                             W I T N E S S E T H :

         THAT for diverse good and valuable consideration and to secure the payment of the aggregate sum of money named in the Promissory Note(s) of even date herewith, hereinafter mentioned, together with interest thereon or so much thereof as may be advanced, and all other sums of money secured hereby as hereinafter provided, the Mortgagor does grant, bargain, sell, alien, remise, release, convey and confirm unto the Mortgagee, in fee simple, the following described real estate of which the Mortgagor is now seized and possessed, and in actual possession situate in the County of Lee, State of Florida, legally described as follows:

               "SEE LEGAL DESCRIPTION ON EXHIBIT ATTACHED HERETO
                            AND MADE A PART HEREOF"

                           THIS IS A FIRST MORTGAGE.

         TOGETHER WITH the following property and rights (the "Premises", together with such property and rights, being hereinafter collectively called "Mortgaged Property" or "Property"):

         (a) All right, title and interest of Mortgagor in and to the land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Premises, and in and to the appurtenances thereto;

         (b) All machinery, apparatus, equipment, fittings, fixtures and articles of personal property of every kind and nature whatsoever now or hereafter located in any building or upon the Premises, or any part thereof, and used or usable in connection with any present or future occupancy of said building and now owned or hereafter acquired by Mortgagor; and;

         (c) Any and all awards of payments, including interest thereon, and the right to receive the same, which may be made with respect to the Premises as a result of the exercise of the

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

right of eminent domain, the alteration of the grade of any street, any other injury to, or decrease in the value of, the Premises, or proceeds of insurance awards, to the extent of all amounts which may be secured by this Mortgage at the date of receipt of any such award or payment by Mortgagee, and of the reasonable attorneys' fees, costs and disbursements incurred by Mortgagee in connection with the collection of such award or payment and Mortgagor agrees to execute and deliver, from time to time, such further instruments as may be requested by Mortgagee to confirm such assignment to Mortgagee of any such award or payment.

         TO HAVE AND TO HOLD the above described property unto the Mortgagee, its successors and assigns forever.

         The Mortgagor hereby covenants with the Mortgagee that the Mortgagor is indefeasibly seized with the absolute and fee simple title to said property, and has full power and lawful authority to sell, convey, transfer and mortgage the same; that it shall be lawful at any time hereafter for the Mortgagee to peaceably and quietly enter upon, have, hold and enjoy said property, and every part thereof, that this Mortgage is and will remain a valid and enforceable lien on the Mortgaged Property; that said property is free and discharged from all liens, encumbrances and claims of any kind, except for those matters shown on Exhibit "B" attached hereto and made a part hereof, including taxes and assessments; and that the Mortgagor hereby fully warrants unto the Mortgagee the title to said property and will defend the same against the lawful claims and demands of all personal whomsoever.

         NOW, THEREFORE, the condition of this Mortgage is such that if the Mortgagor shall well and truly pay unto the Mortgagee the indebtedness evidenced by that certain Promissory Note of even date herewith, made by the Mortgagor and payable to the Mortgagee in the principal sum of THREE HUNDRED THOUSAND AND NO/XX ($300,000) DOLLARS (hereinafter referred to as "Note" or "Mortgage Note"), together with interest as set forth therein, and shall perform, comply with and abide by each and every of the stipulations, agreements, conditions and covenants contained and set forth in this Mortgage and in the Promissory Note(s) secured hereby, then this Mortgage and the estate hereby created shall cease and be null and void.

         AND the Mortgagor does hereby covenant and agree;

         1. To perform, comply with and abide by each and every one of the stipulations, agreements, conditions and covenants contained and set forth on said Promissory Note(s) and this Mortgage Deed.

         2. To permit, commit or suffer no waste; to comply with or cause to be complied with, all statutes, ordinances and requirements of any governmental or other authority relating to the Mortgaged Property; and to do or permit to be done to said Premises nothing that will alter or change the use and character of said property or in any way impair or weaken the security of this Mortgage, and in case of the refusal, neglect or inability of the Mortgagor to repair and maintain said property, the Mortgagee may, at its option, make such repairs or cause the same to be made and advance monies in that behalf.

         3. That Mortgagor will promptly pay and discharge any and all license fees or similar charges, together with any penalties and interest thereon, which may be imposed by the

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jurisdiction in which the Premises are situated for the use of vaults, chutes, areas and other space beyond the lot line and under or abutting the public sidewalks in front of or adjoining the Premises; that Mortgagor will promptly cure any violation of law and comply with any order of said jurisdiction in respect of the adjoining Premises; that if Mortgagor shall default in making such payment and obtaining such discharge or in curing any such violation, Mortgagee may make such payment, together with penalties and interest thereon, and obtain such discharge and cure any such violation, and the amount of such payment and the expenses incurred by Mortgagee in obtaining such discharge and curing any violation shall thereupon be secured by this Mortgage and become a lien on the Mortgage Property; and that Mortgagor will repay the amount of such payment and such expenses to Mortgagee, together with interest thereon at the delinquent Mortgage Note(s) rate, within fifteen (15) days after demand for said payment is made by Mortgagee to Mortgagor.

         4. Notwithstanding any taking of any of the Premises by eminent domain, alteration of the grade of any street or other injury to, or decrease in value of, the Premises by any public or quasi-public authority or corporation, Mortgagor shall continue to pay principal and interest on the Secured indebtedness, and any reduction in the Secured indebtedness resulting from the application by Mortgagee of any award or payment for such taking, alterations, injury or decrease in value of the Premises, as hereinafter set forth, shall be deemed to take effect only on the date of such receipt. Such award or payment shall be paid to Mortgagee and applied by Mortgagee toward payment of the Secured indebtedness; or at Mortgagee's option, such award or payment shall be paid over, wholly or in part, to Mortgagor for the purpose of altering, restoring or rebuilding any part of the Premises which may have been altered, damaged or destroyed as a result of any such taking, alteration of grade, or other injury to the Premises; or for any other purpose of object satisfactory to Mortgagee, but Mortgagee shall not be obligated to see the application of any amount paid over to Mortgagor. If, prior to the receipt by Mortgagee of such award or payment, the Premises shall have been sold on foreclosure of this Mortgage, Mortgagee shall have the right to receive such award or payment to the extent of any deficiency found to be due upon such sale, with legal interest thereon, whether or not a deficiency judgment on this Mortgage shall have been sought or recovered or denied, and of the reasonable attorneys' fees, costs and disbursements incurred by Mortgagee in connection with the collection of such award or payment. Mortgagor, immediately upon obtaining knowledge of the institution, or the proposed, contemplated or threatened institution, of any proceedings for the taking of the Premises, or any part thereof, by condemnation or eminent domain, will notify Mortgagee of the pendency of such proceedings. Mortgagee shall have the right to intervene and participate in any proceedings for and in connection with any taking referred to in this paragraph and from time to time shall deliver to Mortgagee all instruments requested by Mortgagee to permit such participation; provided, however, that if such intervention shall not be permissible or permitted by the court having jurisdiction thereof, the Mortgagor, shall, at its expense, consult with the Mortgagee, its attorneys and experts and make all reasonable efforts to cooperate with them in any defense of such proceedings. The Mortgagor shall not enter into any agreement for the taking of the Premises or any part thereof with any person or persons authorized to acquire the same by condemnation or eminent domain, unless the Mortgagee shall have consented thereto in writing.

         5. The Mortgagor will, at the cost of the Mortgagor and without expense to the Mortgagee, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assigns, notices of assignments, transfers and assurances as the Mortgagee shall from time to time reasonably require, for the better assuring convening, assigning, transferring and confirming unto the Mortgagee the property and rights hereby conveyed or assigned or intended now or hereafter so to be, or which the Mortgagor may be or

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

may hereafter become bound to convey or assign to the Mortgagee, or for carrying out the intention of facilitating the performance of the terms of this Mortgage or for filing, registering or recording this Mortgage and on demand will execute and deliver, and hereby authorizes the Mortgagee to execute in the name of the Mortgagor to the extent it may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments, to evidence more effectively the lien hereof upon the mixed or personal property.

         6.   (a)     The Mortgagor forthwith upon the execution and delivery of this Mortgage and thereafter, from time to time, will cause this Mortgage and any security instrument creating a lien or evidencing the lien hereof upon the mixed or personal property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully protect the lien hereof upon the mixed or personal property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully protect the lien here of upon, and interest of the Mortgagee in, the Mortgaged Property.

              (b) The Mortgagor will pay all fling, registration or recording fees and all expenses incident to the preparation, execution and acknowledgement of this Mortgage, any mortgage supplemental hereto, any security instrument with respect to the chattels, and any instrument of further assurance, and all federal, state, county and municipal stamp taxes, duties, imports, assessments and charges arising out of or in connection with the execution and delivery of the Note(s), this Mortgage, any mortgage supplemental hereto, any security instrument with respect to the chattels or any instrument of further assurance.

         7. If the Mortgagor is a corporation, the execution and delivery of this Mortgage has been duly authorized by the Board of Directors of such corporation; and that, if required by the Certificate of incorporation of such corporation, the execution and delivery of this Mortgage has been duly consented to by the stockholders of such corporation. The Mortgagor will do all things necessary to preserve and keep in full force and effect its existence, franchises, rights and privileges as business or stock corporation under the laws of the State of incorporation and will comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental authority or court applicable to the Mortgagor or the Mortgaged Property or any part thereof.

         8. The Mortgagor, from time to time, when the same shall become due and/or payable, will pay and discharge all taxes of every kind and nature (including real and personal property taxes), all general and special assessments, levies, permits, inspection and license fees, all water and sewer rents and charges, and all other public charges whether of a like or different nature, imposed upon or assessed against it or the Mortgaged Property or any part thereof or upon the revenues, rents, issues, income and profits of the Mortgaged Property or arising in respect of the occupancy, use or possession thereof. The Mortgagor will upon the request of the Mortgagee deliver to the Mortgagee receipts evidencing the payment of all such taxes, assessments, levies, fees, rents and other public charges imposed upon or assessed against it or the Mortgaged Property or the revenues, rents, issues, income or profits thereof.

         9. The Mortgagor will pay from time to time when the same shall become due, all claims and demands of mechanics, materialmen, laborers, and others which, if unpaid, might result in or permit the creation of a lien on the Mortgaged Property, whether paramount or subordinate to this Mortgage, or any part thereof, or on the revenues, rents, issues, income and profits arising therefrom and in general will do or cause to be done everything necessary so that the lien of this Mortgage shall be preserved, at the cost of the Mortgagor, without expense to the Mortgagee.

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

         10. That the Mortgagor will keep all real, mixed and personal property now or hereafter encumbered by the lien of this Mortgage insured, as may be required from time to time by the Mortgagee, against loss by fire, windstorm, flood and other hazards, casualties and contingencies and war risks, if available, and for not less than their full insurable value of such amounts as may be required by the Mortgagee and to pay promptly when due all premiums for such insurance. The amounts of insurance required by Mortgagee shall be the minimum amounts for which said insurance shall be written and it shall be incumbent upon the Mortgagor to maintain such additional insurance as may be necessary to meet and comply fully with all co-insurance requirements contained in said policies to the end that said Mortgagor is not a co-insurer thereunder. Insurance shall be written by a company or companies approved by the Mortgagee and all policies and renewals thereof shall be held by the Mortgagee. All detailed designations by the Mortgagor which are accepted by the Mortgagee relating to insurance, now existing or hereafter made, shall be in writing and shall be a part of this Mortgage Agreement as fully as though set forth verbatim herein, and shall govern both parties hereto and their successors and assigns. No lien upon any of said policies of insurance or upon refund or return premium which may be payable on the cancellation or termination thereof shall be given to other than the Mortgagee, except by proper endorsement affixed to such policy and approved by the Mortgagee. Each policy of insurance shall contain a clause stating that without contribution all loss or losses under such policy shall be payable to the Mortgagee as its interest may appear. In the event any sum or sums of money become payable thereunder, the Mortgagee shall have the option to receive and apply the same on account of the indebtedness hereby secured, or to permit the Mortgagor to receive it and use it, or any part hereof, without thereby waiving or impairing any equity, lien or right under and by virtue of this Mortgage. In the event of loss or physical damage to the Mortgaged Property, the Mortgagor shall give immediate notice thereof by mail to the Mortgagee, and the Mortgagee may make proof of loss if the same is not made promptly by Mortgagor. In the event of foreclosure of this Mortgage or other transfer of title to the Mortgaged Property in extinguishment of the indebtedness secured hereby, all right, title and interest of the Mortgagor in and to any insurance policies then in force, or proceeds resulting form damages to the property prior to acquisition, shall pass to the Mortgagee or the Purchaser.

         11. Mortgagee shall have the right to mature the indebtedness and foreclose this Mortgage if without the prior written consent of the Mortgagee:
(a) the Premises, or any portion thereof, shall in any manner by transferred, or
(b) in the event of a corporate Mortgagor, trust or partnership arrangement, any stock, beneficial interest, or partnership interest shall be transferred in a manner which would result in a change in control of the Mortgagor, or (c) if any such stock, beneficial interest, or partnership interest be assigned, pledged, hypothecated, mortgaged or encumbered, or (d) if any such corporate Mortgagor, trust or partnership arrangement be dissolved or terminated by operation of law or voluntarily.

         12. The Mortgagee may, at its option and without waiving of its right to accelerate the indebtedness hereby secured and to foreclose the same, pay either before or after delinquency any or all of those certain obligations required by the terms hereof to be paid by the Mortgagor for the protection of the Mortgage securing or for the collection of the indebtedness hereby secured. All sums so advanced or paid by the Mortgagee shall be charged into the Mortgage account and every payment so made shall bear interest from the date thereof at the delinquent rate specified in said Mortgage Note(s) and become an integral part thereof, subject in all respects to the terms, conditions and covenants of the aforesaid Promissory Note(s) and this Mortgage, as fully and to the same extent as though a part of the original indebtedness evidenced by said Note(s) and secured by this Mortgage.

         13. To pay all and singular the costs, charges, expenses and abstract costs, reasonably incurred or paid at any time by the Mortgagee because of the failure of the

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

Mortgagor to perform, comply with and abide by each and every stipulation, agreement, condition and covenant of said Promissory Note(s) and of this Mortgage, or either. Upon the occurrence of any Event of Default, Mortgagor shall pay to Mortgagee all reasonable attorney's fees incurred by Mortgagee, and such fees shall be immediately due and payable, shall be secured by the lien of this Mortgage and shall draw interest at the Maximum contract rate of interest allowed by law until paid. As used in this Mortgage and all Documents, attorney's fees shall include, but not be limited to, fees incurred in all matters of collection and enforcement, construction and interpretation, before, during and after suit, trial, proceedings and appeals, as well as appearances in and connected with bankruptcy proceedings, or creditors' reorganization or arrangement proceedings.

         14. That in order to accelerate the maturity of the indebtedness hereby secured because of the failure of the Mortgagor to pay any tax assessment, liability, obligation or encumbrance upon said property as herein provided, it shall not be necessary nor requisite that the Mortgagee shall first pay the same.

         15. That any failure by Mortgagee to insist upon the strict performance by Mortgagor of any of the terms and provisions hereof shall not be deemed to be a waiver of any of the terms and provisions hereof, and Mortgagee, notwithstanding any such failure, shall have the right thereafter to insist upon the strict performance by Mortgagor of any and all of the terms and provisions of this Mortgage to be performed by Mortgagor or any other person now or hereafter obligated for the payment of the whole or any part of the sums now or hereafter secured by this Mortgage. Mortgagee may otherwise enforce any of the provisions of this Mortgage or of any obligations secured by this Mortgage, or by reasons of the release, regardless of consideration, of the whole or any part of the security held for the indebtedness secured by this Mortgage, without first having obtained the written consent of Mortgagor or such other person, and in the last mentioned event, Mortgagor and all such other persons shall continue to be liable to make such payments according to the terms of any such agreement of extension or modification unless expressly released and discharged in writing by Mortgagee. Mortgagee may release, regardless of consideration, any part of the security held for the indebtedness secured by this Mortgage without, as to the remainder of the security, in any way impairing or affecting the lien of this Mortgage or the priority of such lien over any subordinate lien, and that the Mortgagee may resort, for the payment of the indebtedness secured by this Mortgage, to any other security therefor held by the Mortgagee in such order and manner as Mortgagee may elect.

         16. That if the Mortgagor shall fail, neglect or refuse for a period of fifteen (15) days to fully and promptly pay the amounts required to be paid by the Note(s) hereby secured or the interest therein specified or any of the sums of money herein referred to or hereby secured, or otherwise duly, fully and promptly to perform, execute, comply with and abide by each, every and any of the covenants, conditions or stipulations of this Mortgage, the Promissory Note(s) hereby secured then and in either or any of such events, without notice or demand, the said aggregate sum mentioned in said Promissory Note(s), less previous payments if any, and any and all sums mentioned herein or secured hereby shall become due and payable forthwith or thereafter at the continuing option of the Mortgagee as fully and completely as if said aggregate sums were originally stipulated to be paid at such time, anything in said Promissory Note(s) or herein to the contrary notwithstanding, and the Mortgagee shall be entitled thereupon or thereafter, without notice or demand, to institute suit at law or in equity to enforce the rights of the Mortgagee hereunder or under said Promissory Note(s). In the event of any default or breach on the part of the Mortgagor hereunder or under said Promissory Note(s), the Mortgagee shall have the continuing option to enforce payments of all sums secured hereby by action at law or by suit in equity to foreclose this Mortgage, either or both, concurrently or otherwise, and one action or suit shall not abate or be a bar to or waiver of the Mortgagee's right to institute or maintain the other, provided said Mortgagee shall have only one (1) payment and satisfaction of said indebtedness. Notwithstanding anything contained in this Mortgage, the Promissory Note

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

or any Loan Documents, the failure of Mortgagor to comply with any of its required covenants and obligations (other than the payment of Principal and/or interest under the Note), shall not constitute an event of default unless such occurrence continues to exist for thirty (30) days after written notice thereof from Mortgagee to Mortgagor.

         17. That in the event that Mortgagor shall (1) consent to the appointment of a receiver, trustee, or liquidator of all or a substantial part of Mortgagor's assets, or (2) be adjudicated a bankrupt, or admit in writing its inability to pay its debts as they become due, or (3) make a general assignment for the benefit of creditors or (4) file a petition or answer seeking reorganization or arrangement with creditors, or to take advantage of any insolvency law, or (5) file an answer admitting the material allegations of a petition filed against the Mortgagor in any bankruptcy, reorganization or insolvency proceeding, or (6) action shall be taken by the Mortgagor for the purpose of effecting any of the foregoing, or (7) any order, judgment or decree shall be entered upon an application of a creditor or Mortgagor by a court of competent jurisdiction approving a petition seeking appointment of a receiver or trustee of all or a substantial part of the Mortgagor's assets and if such order, judgment, or decree shall continue unstayed and in effect for any period of thirty (30) consecutive days, the Mortgagee may declare the Note(s) hereby secured forthwith due and payable, whereupon the principal and the interest accrued on the Notes and all other sums hereby secured shall become forthwith due and payable as if all of the said sums of money were originally stipulated to be paid on such day; and thereupon the Mortgagee without notice or demand may prosecute a suit at law and/or in equity as if all monies secured hereby had matured prior to its institution.

         18. If foreclosure proceedings should be instituted against the property covered by this Mortgage upon any other lien or claim whether alleged to be superior or junior to the lien of this Mortgage, which has not been dismissed or otherwise bonded off within thirty (30) days of notice to Mortgagor of such proceedings, the Mortgagee may, at its option, immediately upon institution of such suit or during the pendency thereof, declare this Mortgage and the indebtedness secured hereby due and payable forthwith and may, at its option, proceed to foreclose this Mortgage.

         19. It is further covenanted and agreed by said parties that in the event of a suit being instituted to foreclose this Mortgage, the Mortgagee shall be entitled to apply at any time pending such foreclosure suit to the court having jurisdiction thereof for the appointment of a receiver of all and singular the Mortgaged Property, and all rents, income, profits, issues and revenues thereof, from whatsoever source derived; and thereupon it is hereby expressly covenanted and agreed that the court shall forthwith appoint such receiver with the usual powers and duties of receivers in like cases; and said appointment shall be made by the court as a matter of strict right to the Mortgagee, and without reference to the adequacy or inadequacy of the value of the property hereby mortgaged, or to the solvency or insolvency of the Mortgagor or any other party defendant to such suit. The Mortgagor hereby specifically waives the right to object to the appointment of a receiver as aforesaid and hereby expressly consents that such appointment shall be made as an admitted equity and as a matter of absolute right to the Mortgagee and that the same may be done without notice to the Mortgagor.

         20. In the case of proceedings by or against the Mortgagor in insolvency or bankruptcy or any proceedings for its reorganization or involving liquidation of its assets then, and in such case, the Mortgagee shall be entitled to prove the whole amount of principal and interest due upon the Note(s) to the full amount thereof, and all other payments, charges and costs due under this Mortgage, without deducting therefrom any proceeds obtained from the sale of the whole or any part of the Mortgaged Property; provided, however, that in no case shall the Mortgagee receive a greater amount than such principal and interest and such other payments, charges and costs from the aggregate amount of the proceeds of the sale of the Mortgaged Property and the distribution from the estate of the Mortgagor.

         21. No remedy conferred or reserved to the Mortgagee herein or in the Mortgage Note(s) is intended to be exclusive of any other remedy or remedies, and each and every such remedy shall be cumulative, and shall be in addition to every other remedy given to the Mortgagee now or hereafter existing at law or in equity or by statute. No delay or omission of the Mortgagee to exercise any right or power accruing upon any event of default herein, or in the Mortgage Note(s), shall impair any such default or an acquiescence therein; and every power and remedy given by the Mortgage herein or in the Mortgage Note(s) to the Mortgagee, may be exercised from time to time as often as may be deemed expedient by the Mortgagee. Nothing in this Mortgage or in the Note(s) shall affect the obligation of the Mortgagor to pay the principal of, and interest on, the Note(s) in the manner and at the time and place therein respectively expressed.

         22. The Mortgagor will not, at any time, insist upon or plead, or in any manner whatever, claim or take any benefit or advantage of, any stay or extension of moratorium law, any exemption from execution or sale of the Mortgaged Property or any part hereof, prior to any sale or sales thereof which may be made pursuant to any provision herein, or pursuant to the decree, judgment or order of any court of competent jurisdiction; nor, after any such sale or sales, claim or exercise any right under any statute heretofore or hereafter enacted, by any governmental authority or otherwise, to redeem the property so sold or any part thereof, and the Mortgagor hereby expressly waives all benefit or advantage of any such law or laws, and covenants not to hinder, delay or impede the execution thereof, and the Mortgagor hereby expressly waives all benefit or advantage of any such law or laws, and covenants not to hinder, delay or impede the execution of any power herein granted or delegated to the Mortgagee, but to suffer and permit the execution of every power as though no such law or laws had been made or enacted. The Mortgagor for itself and all who claim under it, waives, to the extent that it lawfully may, all right to have the Mortgaged Property marshaled upon any foreclosure hereof. Nothing herein shall prohibit or preclude Mortgagor from paying off all indebtedness due Mortgagee and obtaining a full satisfaction of this Mortgage in accordance with applicable law.

         23. To the extent of the indebtedness of the Mortgagor to the Mortgagee described herein or secured hereby, the Mortgagee hereby is subrogated to the lien or liens and to the rights of the owners and holders thereof, of each and every mortgage, lien or other encumbrance on the land described herein which is paid and/or satisfied, in whole or in part, out of the proceeds of the loan described herein secured hereby, and the respective liens of said mortgages, liens or encumbrances, shall be and the same and each of them hereby is preserved and shall pass to and be held by the Mortgagee herein as security for the indebtedness to the Mortgagee herein described or hereby secured to the same extent that it would have been preserved and would have been passed to and been held by the Mortgagee had it been duly and regularly assigned, transferred, set over and delivered unto the Mortgagee by separate deed of assignment, notwithstanding the fact that the same may be satisfied and canceled of record, it being the intention of the parties hereto that the same will be satisfied and canceled of record by the holders thereof at or about the time of the recording of this Mortgage.

         24. In addition to the obligations described above (as evidenced by the Note or otherwise), this Mortgage is given to secure any and all obligations from the Mortgagor to Mortgagee arising by virtue of any security agreement, promissory note or other agreement between Mortgagor and Mortgagee and for all obligations of Mortgagor to Mortgagee, contingent or absolute, direct or indirect, regardless of however or whenever created.

         25. In the event any one or more of the provisions contained in this Mortgage or in the Mortgage Note(s) shall, for any reason, be held to be inapplicable, invalid, illegal or unenforceable in any respect, such inapplicability, invalidity, illegality or unenforceability shall, at the option of the Mortgagee, not affect any other provision of this Mortgage but this Mortgage shall be construed as if such inapplicable, invalid, illegal or unenforceable provision had never been contained herein or therein.

         26. All notices hereunder shall be in writing and shall be deemed to have been sufficiently given or served for all purposes when presented personally or sent by telefax (notice sent by telefax shall be deemed given when such telefax is received by the other party) or by registered or certified mail with return receipt requested to any party hereto at its address listed below or at such other address of which written notification has been given to the other party, as provided herein:

              TO THE MORTGAGEE:     TransCapital Bank
                                    2100 E. Hallandale Beach Boulevard
                                    Hallandale, Florida 33009

              TO THE MORTGAGOR:     CAPITOL DEVELOPMENT, INC.
                                    7100 W. CAMINO REAL, SUITE 402
                                    BOCA RATON, FL 33432

         27. All of the grants, covenants, terms, provisions and conditions herein shall run with the land and shall apply to, bind and inure to the benefit of the successors and assigns of the Mortgagor and successors and assigns of the Mortgagee.

         28. That the Mortgagor will, on the request of the Mortgagee, furnish a written statement of the amount owing on the obligation which this Mortgage secures and therein state whether or not Mortgagor claims any defenses or offsets thereto. The Mortgagee agrees that it will, on request of the Mortgagor, furnish a written statement of the amount owing on the obligation which this Mortgage secures and therein state whether or not Mortgagor is current in its payments and whether Mortgagee has knowledge of any defaults hereunder specifying therein the nature of such defaults, if any.

         29. The Mortgagor covenants that in the event the ownership of said property or any part hereof becomes vested in a person other than the Mortgagor, the Mortgagee may, without notice to the Mortgagor, deal with such successors or successors in interest with reference to this Mortgage, and the debt secured hereby in the same manner as the Mortgagor and may forbear to sue or may extend time for payment of the debt secured thereby, without discharging or in any way affecting the liability of the Mortgagor hereunder or upon the debt secured hereby.

         30.  That this Mortgage cannot be changed orally.

         31. That it is the intent hereof to secure payment of the Note(s) whether the full amount thereof shall have been advanced to the Mortgagor at the date hereof or at a later date, and the Mortgagee may, at the sole option of the Mortgagee, from time to time make further advances to the Mortgagor, which advances shall be secured by this Mortgage, provided, however, that the total principal sum secured hereby and remaining unpaid including any such advances shall not at any time exceed twice the original sum of the Note(s) as set forth above (or such other maximum amount as may from time to time be permitted by law). All such future advances shall be made within the time limit authorized by Florida law for making valid future advances with interest and all indebtedness hereby. All provisions of this Mortgage shall apply to any future advances made pursuant to the provisions of this paragraph. Nothing herein contained shall limit the amount secured by this Mortgage, if such amount is increased by advances made by the Mortgagee as herein elsewhere provided and authorized for the protection of the security of the Mortgagee.

         32. If from any circumstances whatever, fulfillment of any provision of this Mortgage or the Note(s) secured by it at the time performance of said provision shall be due, shall involve transcending the limit of validity prescribed by the usury statutes of Florida, or any other law of Florida then ipso facto the obligation to be fulfilled shall be reduced to the limit of such validity.

         33. Subject to applicable law, Mortgagor agrees to pay to Mortgagee monthly escrow payments based upon the annual amount of taxes and insurances. Provided however, Mortgagee will not require an escrow as long as Mortgagor pays all taxes and insurance as required herein. All real and personal property taxes assessed against the demised Premises shall be paid before November 30th of the year for which such taxes are assessed. Real estate taxes shall be paid by such time so as to obtain the highest maximum discount. A failure to comply with the terms of this paragraph shall be deemed a default in this Mortgage and the Mortgagee shall thereafter have the right to accelerate the payment of the unpaid principal indebtedness and to enforce this Mortgage according to the terms hereof.

         34. From and after the occurrence of a default under this Mortgage and the Note(s) which it secures, or the maturity thereof, whether normal maturity or accelerated maturity, both the unpaid principal balance and accrued interest on the Note(s) shall bear interest at the highest lawful rate.

         35. In the event it is determined and/or in the event any law is passed in the State of Florida which would impose upon the Mortgagee an obligation to pay any tax other than the intangible personal property tax paid at the time of the recordation of this Mortgage, then and in such event, the Mortgagor immediately upon demand will reimburse the Mortgagee for the amount of such tax paid by Mortgagee. If the Mortgagor is prohibited by law from making such reimbursement to the Mortgagee, or if the payment of such reimbursement by the Mortgagor would result in the violation of any statute of the State of Florida, the Mortgagee, at its option, shall have the right to declare the unpaid principal indebtedness plus accrued interest immediately due and payable.

         36. In the event the Mortgagor shall fail to perform any covenant or condition of this Mortgage, which does not require the payment of money, within a reasonable time after written notice and demand from the Mortgagee, in which event Mortgagor's failure to commence to proceed diligently thereafter to cure such failure, shall constitute an event of default hereunder.

         37. This Mortgage shall be construed and governed by the laws of the State of Florida.

         38. In addition to the lien on and security interest in the realty and improvements created hereby, this Mortgage shall, to the extent applicable, constitute a security agreement with respect to all personal property secured hereby; and the Mortgagor hereby agrees to execute and deliver on demand and hereby revocably authorizes and appoints the Mortgagee, the attorney-in-fact of the Mortgagor, jointly or severally, to execute in the name of Mortgagor, deliver and, if appropriate, to file with the appropriate filing officer or office such security agreements, financing statements and comparable instruments as the Mortgagee may require in order to impose, perfect or more effectively evidence the lien or security interest hereby created. In addition to any other rights and remedies provided herein or by law, the Mortgagee shall be entitled to pursue any and all remedies of a secured party under the Uniform Commercial Code and other applicable statutes of the place or places where the Mortgaged

Property is located, it being hereby agreed that ten (10) days' notice as to the time and place of any sale shall be reasonable.

         39. The Mortgagor shall faithfully and fully comply with and abide by each and every term, covenant, and condition of any superior mortgage or mortgages and never permit the same to go into default. A default or delinquency under any superior mortgage or mortgages shall automatically and immediately constitute a default under this Mortgage. The Mortgagee hereby is expressly authorized at the option of the Mortgagee to advance all sums necessary to keep any superior mortgage or mortgages in good standing, and all sums so advanced together with interest thereon at the default rate set forth in the Note(s) shall be determined additional monies owned by the Mortgagor to the Mortgagee, shall be payable on demand of the Mortgage, and secured by the lien of this Mortgage.

         40. That no extension of time or modification of the terms of payment of the Promissory Note(s) and no release of any part or parts of the Mortgaged Property by the Mortgagee shall release, relieve or discharge the Mortgagor from the payment of any sums hereby secured but, in such event, the Mortgagor shall nevertheless be liable to pay such sums according to the terms of such extension or modification unless specifically released and discharged in writing by the Mortgagee. Any acceptance by the Mortgagee of late or part payment of any installment of principal or interest, or both, or of late or part performance of any covenant or delay by the Mortgagee for any period of time in exercising the option to mature the entire debt secured hereby shall not operate as a waiver or forfeiture of the right to exercise such option to mature the entire debt secured hereby. THE MORTGAGOR ACKNOWLEDGES THAT THE FOREGOING MAY RESULT IN A MODIFICATION OF THE COMMON LAW RULES OF WAIVER AND ESTOPPEL. THE MORTGAGOR AFFIRMATIVELY STATES THAT SUCH MODIFICATION IS INTENDED, IT BEING IN THE BEST INTEREST OF THE MORTGAGOR TO PERMIT THE MORTGAGEE FLEXIBILITY IN RESPONDING TO VARIOUS SITUATIONS. As an example, it is to be the Mortgagor's benefit that the Mortgagee not be obligated to accelerate the obligations of the Mortgagor secured hereby where the Mortgagor fails to make a payment when it is due; rather the Mortgagee may permit such late payment without prejudicing the Mortgagee's rights here under.

         41. Mortgagor hereby expressly represents to Mortgagee that to the best of Mortgagor's knowledge, the Premises has not in the past been used for handling, storage, transportation or disposal of hazardous waste or toxic materials. Further, Mortgagor expressly represents to Mortgagee that the Premises is not presently being used and will not in the future be used by Mortgagor, its successors and permitted assigns, for the handling, storage, transportation or disposal of hazardous or toxic materials. Mortgagor agrees to indemnify, defend and hold Mortgagee harmless from and against any loss to Mortgagee, including without limitation, attorneys' fees and costs incurred by Mortgagee as a result of such past, present or future use, handling, storage, transportation or disposal of hazardous or toxic materials. Mortgagee, at Mortgagee's sole option, may obtain, at Mortgagor's expense, a report from a reputable environmental consultant of Mortgagee's choice as to whether the Premises has been or presently is being used for the handling, storage, transportation or disposal of hazardous or toxic materials. If the report indicates such past or present use, handling storage, transportation or disposal, Mortgagee may require that all violations with respect to hazardous or toxic materials be corrected and/or that Mortgagor obtain all necessary environmental permits.

         42. If any of the terms and conditions of this Mortgage and Security Agreement are in conflict of the terms and conditions of the Promissory Note of even date, the terms of this Mortgage and Security Agreement shall govern.

         43.  This loan is made primarily for commercial purposes.

         44. WAIVER OF JURY TRIAL. MORTGAGOR AND MORTGAGEE HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO TRAIL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREON OR ARISING OUT OF OR UNDER OR IN CONNNECTION WITH THIS MORTGAGE, THE PROMISSORY NOTE(S), AND ANY AGREEMENTS CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTION OF EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS MORTGAGE.

         IN WITNESS WHEREOF, this Mortgage has been executed as of the day and year first above written.

WITNESSES:

Signed, sealed and delivered            CAPITOL DEVELOPMENT, INC.,
In the presence of:                                a Nevada Corporation


sign: /s/ VERONICA ABREU                By: /s/ ASHLEY BLOOM
      ------------------------------        ------------------------------
print:    Veronica Abreu                     ASHLEY BLOOM, President
       -----------------------------

sign: /s/ [ILLEGIBLE]
      ------------------------------
print:    [ILLEGIBLE]
       -----------------------------


STATE OF FLORIDA            )
                            ) SS.
COUNTY OF BROWARD           )

         The foregoing Mortgage and Security Agreement was acknowledged before me this 15th day of September, 2004, by ASHLEY BLOOM, President of CAPITOL DEVELOPMENT, INC., a Nevada Corporation. He has produced a driver's license as identification and did not take an oath.

                                                NOTARY PUBLIC

                                                sign: /s/ VERONICA ABREU
                                                      --------------------------
                                                print:   Veronica Abreu
                                                       -------------------------
                                                       State of Florida at Large
                                                                 (SEAL)
My commission expires:


                                 Veronica Abreu
   [GRAPHIC OMITTED]    MY COMMISSION # DD166640 EXPIRES
                               November 19, 2006
                      BONDED THRU TROY FARM INSURANCE, INC.

                                  Exhibit "A"
                                  -----------

                               Legal Description
                               -----------------

Parcel #1
---------
Lot 11, Block 18, Unit 5, Lehigh Acres, Section 12, Township 44 South, Range 27 East, according to the plat thereof, as recorded in Deed Book 254, Page 90, of the Public Records of Lee County, Florida.

Parcel #2
---------
Lot 7, Block 22, Unit 6, Lehigh Acres, Section 1, Township 44 South, Range 27 East, according to the plat thereof, as recorded in Deed Book 254, Page 100, of the Public Records of Lee County, Florida.

Parcel #3
---------
Lot 5 and 6, Block 15, Unit 5, Lehigh Acres, according to the plat thereof, as recorded in Deed Book 252, Page 234, of the Public Records of Lee County, Florida.

Parcel #4
---------
Lot 19, Block 43, Unit 11, Lehigh Acres, Section 20, Township 44 South, Range 27 East, according to the plat thereof, as recorded in Deed Book 252, Page 461, of the Public Records of Lee County, Florida.

Parcel #5
---------
Lot 11, Block 36, Unit 9, Lehigh Acres, Section 23, Township 44 South, Range 27 East, according to the plat thereof, as recorded in Deed Book 254, Page 55, of the Public Records of Lee County, Florida.

Parcel #6
---------
Lot 19, Block 2, Unit 5, Lehigh Acres, Section 13, Township 44 South, Range 27 East, according to the plat thereof, as recorded in Deed Book 254, Page 85, of the Public Records of Lee County, Florida.

Parcel #7
---------
Lot 8, Block 31, Unit 8, Lehigh Acres, Section 14, Township 44 South, Range 27 East, according to the plat thereof, as recorded in Deed Book 254, Page 80, of the Public Records of Lee County, Florida.

Parcel #8
---------
Lot 4, Block 57, Unit 15, Lehigh Acres, Section 2, Township 44 South, Range 27 East, according to the plat thereof, as recorded in Plat Book 20, Page 18, of the Public Records of Lee County, Florida.

Parcel #9
---------
Lot 3, Block 57, Unit 15, Lehigh Acres, Section 2, Township 44 South, Range 27 East, according to the plat thereof, as recorded in Plat Book 20, Page 18, of the Public Records of Lee County, Florida.

Parcel #10
----------
Lot 2, Block 57, Unit 15, Lehigh Acres, Section 2, Township 44 South, Range 27 East, according to the plat thereof, as recorded in Deed Book 254, Page 90, of the Public Records of Lee County, Florida.

Parcel #11
----------
Lot 17, Block 20, Unit 5, Lehigh Acres, Section 12, Township 44 South, Range 27 East, according to the plat thereof, as recorded in Deed Book 254, Page 90, of the Public Records of Lee County, Florida.

Parcel #12
----------
Lot 2, Block 60, Unit 15, Lehigh Acres, Section 12, Township 44 South, Range 27 East, according to the plat thereof, as recorded in Plat Book 20, Page 18, of the Public Records of Lee County, Florida.

Parcel #13
----------
Lot 2, Block 36, Unit 4, Lehigh Acres, Section 12, Township 44 South, Range 27 East, according to the plat thereof, as recorded in Plat Book 15, Page 61, of the Public Records of Lee County, Florida.

Parcel #14
----------
Lot 14, Block 243, Unit 37, GREENBRIAR, Lehigh Acres, Section 6, Township 44 South, Range 27 East, according to the plat thereof, as recorded in Plat Book 27, Page 58, of the Public Records of Lee County, Florida.

Parcel #15
----------
Lot 6, Block 48, Unit 12, Lehigh Acres, Section 16, Township 44 South, Range 27 East, according to the plat thereof, as recorded in Deed Book 263, Page 169, of the Public Records of Lee County, Florida.

Parcel #16
----------
Lot 3, Block 2, Unit 1, Lehigh Acres, Section 20, Township 44 South, Range 27 East, according to the plat thereof, as recorded in Plat Book 15, Page 28, of the Public Records of Lee County, Florida.

Parcel #17
----------
West 1/2 of Lot 1, Block 28, Unit 6, Lehigh Acres, Section 7, Township 44 South, Range 27 East, according to the plat thereof, as recorded in Plat Book 15, Page 8, of the Public Records of Lee County, Florida.

Parcel #18
----------
Lot 5, Block 18, Unit 5, Lehigh Acres, Section 21, Township 44 South, Range 27 East, according to the plat thereof, as recorded in Plat Book 15, Page 30, of the Public Records of Lee County, Florida.

Parcel #19
----------
Lot 22, Block 42, Unit 11, Lehigh Acres, Section 20, Township 44 South, Range 27 East, according to the plat thereof, as recorded in Deed Book 252, Page 461, of the Public Records of Lee County, Florida.

Parcel #20
----------
Lot 17, Block 288, Unit 47, GREENBRIAR, Lehigh Acres, Section 6, Township 44 South, Range 27 East, according to the plat thereof, as recorded in Plat Book 27, Page 70, of the Public Records of Lee County, Florida.

Parcel #21
----------
Lot 10, Block 77, Unit 14, Lehigh Acres, Section 1, Township 44 South, Range 27 East, according to the plat thereof, as recorded in Plat Book 15, Page 183, of the Public Records of Lee County, Florida.

Parcel #22
----------
West 1/2 of Lot 24, Block 9, Unit 3, Lehigh Acres, Section 11, Township 44 South, Range 27 East, according to the plat thereof, as recorded in Deed Book 259, Page 121, of the Public Records of Lee County, Florida.

Parcel #23
----------
Lot 1, Block 60, Unit 15, Lehigh Acres, Section 2, Township 44 South, Range 27 East, according to the plat thereof, as recorded in Plat Book 20, Page 18, of the Public Records of Lee County, Florida.

                                       3